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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                          Date of Report: April 9, 2002


                                  WALGREEN CO.
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             (Exact name of registrant as specified in its charter)


    ILLINOIS               1-604                   36-1924025
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    (State or other        (Commission File        (IRS Employer
    jurisdiction of        Number)                 Identification Number)
    incorporation)



    200 WILMOT ROAD, DEERFIELD, ILLINOIS                 60015
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    (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:   (847) 914-2500



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         (Former name or former address, if changed since last report.)


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Item 4.  Changes in Registrant's Certifying Accountant.

         On April 9, 2002, the Board of Directors of Walgreen Co. ("Walgreen") adopted the recommendation of its Audit Committee and voted to dismiss Arthur Andersen LLP ("Andersen") as Walgreen's auditors. A new independent public accounting firm has not yet been engaged to act as Walgreen's auditors.

         Andersen's reports on Walgreen's consolidated financial statements for each of the fiscal years ended August 31, 2000 and August 31, 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the fiscal years ended August 31, 2000 and August 31, 2001, and through the date hereof, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its report on Walgreen's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         Walgreen has provided Andersen with a copy of the foregoing statements. Attached as Exhibit 16 is a copy of Andersen's letter, dated April 10, 2002, stating its agreement with such statements.


Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

EXHIBIT
NUMBER                                    EXHIBIT
-------                                   -------

  16 LETTER FROM ARTHUR ANDERSEN LLP TO THE SECURITIES AND EXCHANGE COMMISSION DATED APRIL 10, 2002.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       WALGREEN CO.
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                                                       (Registrant)



                                           By:  /s/ R. L. POLARK
                                              ----------------------------------
                                                 R. L. Polark
                                                 Senior Vice President
                                                 (Chief Financial Officer)



Date:  April 9, 2002


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                                  EXHIBIT INDEX



EXHIBIT
NUMBER                                     EXHIBIT
------                                     -------

  16 LETTER FROM ARTHUR ANDERSEN LLP TO THE SECURITIES AND EXCHANGE COMMISSION DATED APRIL 10, 2002.